UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2008

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Mannatech under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 14, 2008, Mannatech, Incorporated issued a press release announcing financial and operating results for the fourth quarter ended December 31, 2007 and year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1*	Press release, dated March 14, 2008, entitled “Mannatech Reports Fourth Quarter and Full Year 2007.”

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Mannatech has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: March 14, 2008	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press release, dated March 14, 2008, entitled “Mannatech Reports Fourth Quarter and Full Year 2007.”

*Filed herewith.